Grants and other liabilities	3 Months Ended
Mar. 31, 2020
Grants and other liabilities [Abstract]
Grants and other liabilities
Note 16. - Grants and other liabilities

	Balance as of March 31,	Balance as of December 31,
	2020	2019
	($ in thousands)
Grants	1,072,758	1,087,553
Other Liabilities	549,499	554,199
Grant and other non-current liabilities	1,622,257	1,641,752

As of March 31, 2020, the amount recorded in Grants corresponds primarily to the ITC Grant awarded by the U.S. Department of the Treasury to Solana and Mojave for a total amount of $699 million ($707 million as of December 31, 2019), which was primarily used to fully repay the Solana and Mojave short-term tranche of the loan with the Federal Financing Bank. The amount recorded in Grants as a liability is progressively recorded as other income over the useful life of the asset.

The remaining balance of the “Grants” account corresponds to loans with interest rates below market rates for Solana and Mojave for a total amount of $372 million ($379 million as of December 31, 2019). Loans with the Federal Financing Bank guaranteed by the Department of Energy for these projects bear interest at a rate below market rates for these types of projects and terms. The difference between proceeds received from these loans and its fair value, is initially recorded as “Grants” in the consolidated statement of financial position, and subsequently recorded in “Other operating income” starting at the entry into operation of the plants. Total amount of income for these two types of grants for Solana and Mojave is $14.7 million and $14.8 million for the three-month periods ended March 31, 2020 and 2019, respectively (Note 20).

Other liabilities mainly relate to the investment from Liberty Interactive Corporation (”Liberty”) made on October 2, 2013 for an amount of $300 million. The investment was made in the parent company of the project entity, in exchange for the right to receive a large part of taxable losses and distributions until such time when Liberty reaches a certain rate of return, or the Flip Date. Given the underperformance of the asset in the last years, the Company cannot assure the Flip Date will occur or when it will occur. The company expects potential cash distributions from Solana to go mostly or entirely to Liberty in the upcoming years. If the Flip Date never occurs or if there is a delay longer than currently anticipated, this will adversely affect the cash flows the Company expected from that project. In addition, the Company signed an option to acquire, until August 31, 2020, Liberty’s equity interest in Solana.

According to the stipulations of IAS 32 and in spite of the fact that the investment of Liberty is in shares, it does not qualify as equity and has been classified as a liability as of March 31, 2020 and as of December 31, 2019. The liability is recorded in Grants and other liabilities for a total amount of $387 million as of March 31, 2020 ($380 million as of December 31, 2019) and its current portion is recorded in other current liabilities for the remaining amount (Note 17). This liability has been initially valued at fair value, calculated as the present value of expected cash-flows during the useful life of the concession, and is then measured at amortized cost in accordance with the effective interest method, considering the most updated expected future cash-flows.

Additionally, other liabilities include $51.7 million of non-current finance lease liabilities and $59.1 million of dismantling provision as of March 31, 2020 ($53.8 million and $59.7 million as of December 2019, respectively).